UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

BIOXYTRAN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-35027	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

75 Second Ave, Suite 605, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

617-454-1199

(Registrant’s telephone number, including area code)

617-494-1199

(Former Telephone Number, if Changed Since the Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Overview

“On May 3, 2024, the Commission entered an order instituting settled administrative and cease-and-desist proceedings against BF Borgers CPA PC and its sole audit partner Benjamin F. Borgers CPA (individually and together, “BF Borgers”)”.

“BF Borgers has been denied the privilege of appearing or practicing before the Commission, issuers that have engaged BF Borgers to audit or review financial information to be included in any Exchange Act filings to be made on or after the date of the Order will need to engage a new qualified, independent, PCAOB-registered public accountant. For example:

●	Form 10-K filings on or after the date of the Order may not include audit reports from BF Borgers. Each fiscal year presented must be audited by a qualified, independent, PCAOB-registered public accountant that is permitted to appear or practice before the Commission.
●	Form 10-Q filings on or after the date of the Order may not present financial information that has been reviewed by BF Borgers. Each quarterly period presented must be reviewed by a qualified, independent, PCAOB-registered public accountant that is permitted to appear or practice before the Commission.
●	Form 20-F filings on or after the date of the Order may not include audit reports from BF Borgers. Each fiscal year presented must be audited by a qualified, independent, PCAOB-registered public accountant that is permitted to appear or practice before the Commission.

Exchange Act reports that were filed before the date of the Order do not necessarily need to be amended solely because of the Commission’s entry of the Order. However, issuers should consider whether their filings may need to be amended to address any reporting deficiencies arising from the BF Borgers engagement.”

For more details please consult:

https://www.sec.gov/newsroom/speeches-statements/staff-statement-borgers-05032024

As a result of this finding, the Company engaged Fruci & Associates II, PLLC (“Fruci”), PCAOB ID # 05525, as their successor auditor in order to re-audit the Financial Statements for the years ended December 31, 2023 and 2022. Fruci’s restated Financial Statements were disclosed in the Company’s Form 10-K/A on January 13, 2025, wherein the restatement findings are presented under “Note 2 - Restatement of Previously Issued Financial Statements” and read as follows:

During the re-auditing process, the Company concluded that for shares issued pursuant to the Exchange Exemption in Rule 3(a)(9), the company historically valued these shares at the same price as an ongoing capital raise pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. In retrospect this approximation of Fair value based on the recommendations with ASC 820 - Fair Value Measurement, was not concluded to be precise enough, and that we would need to define a more precise value based on market price at the time of issuance. In accordance with the guidance of ASC 820 concerning for Lack of Registration Premium, shares that are restricted for six months under SEC Rule 144 generally see a 20%–30% discount on market price. The Company has opted for a 25% discount to the market price at the date of issuance based on the Company’s elevated volatility, and to the illiquidity of the high number of shares issued in these transactions.

The Company also concluded that for shares issued pursuant to the Exchange Exemption in Rule 701, the company historically valued these shares at the weighted average market price for the period the benefit was earned. In retrospect this approximation of Fair value based on the recommendations with ASC 820 - Fair Value Measurement, was not concluded to be precise enough, and that we would need to define a more precise value based on market price at the time of issuance. In accordance with the guidance of ASC 820 the shares will be valued at the market price of the day closest to the date of awarded grant.

Finally, the Company discovered some timing issues, where the accruals had not been sufficiently allocated, or had been allocated to the incorrect accounting period.

Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued Financial Statements for the years ended December 31, 2023, and 2022 (the “Affected Periods”) should be restated because of a misapplication in the guidance around the valuation for certain of our outstanding shares of Common Stock (the “Shares”) and should no longer be relied upon.

Impact of the Restatement

The impact of the restatement on the balance sheets, statements of operations and statements of cash flows for the Affected Periods is presented below. The restatement had no net impact on net cash flows from operating, investing or financing activities.

Balance Sheet	As of December 31, 2023			As of December 31, 2022
	As Previously Reported	Restatement Adjustment	As Restated	As Previously Reported	Restatement/ Adjustment	As Restated
Assets
Adjustment to Intangibles	$—	$1,744	$1,744	$—	$—	$—
Total assets	137,638	1,744	139,382	370,936	—	370,936
Liabilities
Adjustments to accounts payable		(6,369)	(6,369)		4,429	4,429
Adjustments to unissued shares		11,631	11,631
Total liabilities	3,249,500	(5,262)	3,244,238	3,663,482	4,429	3,667,911
Stockholders’ equity
Preferred stock, $0.001 par value	—	—	—	—	—	—
Adjustment to Common Stock		(1,000)	(1,000)		94	94
Common stock, $0.001 par value	145,642	(1,000)	144,642	123,252	94	123,346
Adjustment to APIC		164,731	164,731		4,679	4,679
Additional paid-in capital	12,920,984	164,731	13,085,715	8,392,430	4,679	8,397,109
Non-controlling interest	(680,886)	—	(680,886)	(590,628)	—	(590,628)
Accumulated deficit	(15,497,602)	(200,775)	(15,699,327)	(11,217,600)	(9,202)	(11,226,802)
Total stockholders’ equity	(3,111,862)	(37,994)	(3,104,856)	(3,292,546)	(4,429)	(3,296,975)
Total liabilities and stockholders’ equity	$137,638	$1,744	$139,382	$370,936	$—	$370,936

Statement of Operations	As of December 31, 2023			As of December 31, 2022
	As Previously Reported	Restatement Adjustment	As Restated	As Previously Reported	Restatement/ Adjustment	As Restated
Adjustment to R&D					(300,000)	(300,000)
Adjustment to GNA		19,935	19,935		(9,202)	(9,202)
Loss from operations	(3,820,147)	19,935	(3,800,212)	(2,134,112)	(309,202)	(2,436,541)
Adjustment to other income	—	—	—	—	300,000	300,000
Loss of issuance	—	(212,458)	(212,458)	—	—	—
Total other (expense) income	(550,113)	(212,458)	(762,571)	(523,192)	300,000	(229,965)
Net loss	$(4,370,260)	$(192,523)	$(4,562,783)	$(2,657,304)	$(9,202)	$(2,666,506)
Net loss attributable to the non-controlling interest	90,258	—	90,258	193,372	—	193,372
NET LOSS ATTRIBUTABLE TO BIOXYTRAN	(4,280,002)	(192,523)	(4,472,525)	(2,463,932)	(9,202)	(2,473,134)

Loss per Common share, basic and diluted	(0.03)	—	(0.03)	(0.02)	—	(0.02)
Adjustment of average number of Common shares out-standing		(251,473)	(251,473)		(2,427,075)	(2,427,075)
Weighted average number of Common shares out-standing, basic and diluted	134,224,825	(251,473)	133,973,352	115,139,380	(2,427,075)	112,712,305

Statement of Cash Flows	As of December 31, 2023			As of December 31, 2022
	As Previously Reported	Restatement Adjustment	As Restated	As Previously Reported	Restatement/ Adjustment	As Restated
Net loss	$(4,370,260)	$(192,523)	$(4,562,783)	$(2,657,304)	$(9,202)	$(2,666,506)
Adjustment to reconcile net loss to net cash used in operating activities	—	192,523	192,523	—	7,202	7,202
Net cash used in operating activities	(775,375)	—	(775,375)	(1,805,670)	2,000	(1,803,670)
Net cash used in investing activities	(44,301)		(44,301)	(32,247)	—	(32,247)
Adjustment in cash investment					(2,000)	(2,000)
Net cash provided by financing activities	550,361	—	550,361	2,060,960	(2,000)	2,058,960
Net change in cash	$(269,315)	$—	$(269,315)	$223,043	$—	$223,043

The impact to the balance sheet dated December 31, 2023, and 2022, filed on Form 10-K on March 22, 2024, and on March 31, 2023, the valuation of for shares issued pursuant to the Exchange Exemption in Rule 3(a)(9), resulted in a $212,458 increase to the Loss of issuance line item on December 31, 2023, and offsetting to the Additional Paid in Capital (“APIC”). The adjustment had no impact to total stockholders’ equity at any reported balance sheet date.

The impact to the balance sheet dated December 31, 2023, filed on Form 10-K on March 22, 2024, the valuation of for shares issued pursuant to the Exchange Exemption in Rule 701, resulted in a $19,935 reduction to the Compensation Expense line item on December 31, 2023, and offsetting to the Additional Paid in Capital (“APIC”). The adjustment had no impact to total stockholders’ equity at any reported balance sheet date.

In 2022 the amount of $300,000 R&D expense was reclassified to other income. The transaction had no impact to the Net Result dated December 31, 2022, filed on Form 10-K on March 22, 2024, and on March 31, 2023.

A private placement of $30,000 was incorrectly booked as stock subscription on December 31, 2022, rather than issued shares the adjustment increasing the stock count at December 31, 2022, with 93,750 shares. At December 31, 2023, the stock count was reduced with 1,000,000 shares for shares that was to be returned to treasury. The Weighted average number of Common shares out-standing, basic and diluted was on December 31, 2022, reduced with 251,473 shares and on December 31, 2023, reduced with 2,427,075 shares.

Incorrectly warrants forfeiture and issuance fees were classified at operational income/expense reducing the result with $4,773 at December 31, 2022, and was offset to the Additional Paid in Capital (“APIC”). Other inconsistencies were insufficient accruals for IP and offset against liabilities for an amount of $1,744 for the year ended December 31, 2023, and a timing issue with paid salaries and payroll taxes, as well as insufficient allocation to accruals for legal services reduced the result with ($4,429) for the year ended December 31, 2022, and with ($5,262) for the year ended on December 31, 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Description

104	*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXYTRAN, INC.

	By:	/s/ David Platt, Ph.D.
David Platt, Ph.D., its Chief Executive Officer

Date: January 13, 2025